                                                                    EXHIBIT 4.10

                               OMNIBUS INSTRUMENT

         WHEREAS, the parties named herein desire to enter into certain Program Documents contained herein, each such document dated as of this o day of o, 200o, relating to the issuance by Principal Life Income Fundings Trust o (the "Trust") of Notes with a [principal amount/face amount] of $o to investors under Principal Life's secured notes program;

         WHEREAS, the Trust is a trust and will be organized under and its activities will be governed by the provisions of the Trust Agreement (set forth in Section A of this Omnibus Instrument), dated as of the date of the Pricing Supplement (attached to this Omnibus Instrument as Exhibit D) (the "Pricing Supplement"), by and between the parties thereto indicated in Section F herein;

         WHEREAS, certain expense and indemnification arrangements between Principal Life and the Trustee, on behalf of itself and on behalf of the Trust, are governed pursuant to the provisions of the Expense and Indemnity Agreement dated as of o, 2006, by and between Principal Life and the Trustee;

         WHEREAS, certain licensing arrangements between the Trust and Principal Financial Services, Inc. will be governed pursuant to the provisions of the License Agreement (set forth in Section B of this Omnibus Instrument), dated as of the date of the Pricing Supplement, by and between the parties thereto indicated in Section F herein;

         WHEREAS, certain custodial arrangements of the Funding Agreement and the Guarantee will be governed pursuant to the provisions of the Custodial Agreement (the "Custodial Agreement") dated as of o, 2006 by and among Bankers Trust Company, N.A., acting as custodian (the "Custodian"), the Indenture Trustee and the Trustee, on behalf of the Trust;

         WHEREAS, the Notes will be issued pursuant to the Indenture (set forth in Section C of this Omnibus Instrument), dated as of the Original Issue Date, by and between the parties thereto indicated in Section F herein;

         WHEREAS, the sale of the Notes will be governed by the Terms Agreement (set forth in Section D of this Omnibus Instrument), dated the date of the Pricing Supplement, by and among the parties thereto indicated in Section F herein; and

         WHEREAS, certain agreements relating to the Notes, the Funding Agreement and the Guarantee are set forth in the Coordination Agreement (set forth in Section E of this Omnibus Instrument), dated as of the date of the Pricing Supplement, by and among the parties thereto indicated in Section F herein.

         All capitalized terms used herein and not otherwise defined will have the meanings set forth in the Indenture.

                  [Remainder of Page Left Intentionally Blank.]

                                    SECTION A

                                 TRUST AGREEMENT

         This TRUST AGREEMENT (this "Trust Agreement"), dated as of the date of the Pricing Supplement, is entered into by and between GSS Holdings II, Inc., a Delaware corporation, as trust beneficial owner (the "Trust Beneficial Owner"), and U.S. Bank Trust National Association, a national banking association, as Trustee (the "Trustee").


                              W I T N E S S E T H:

         WHEREAS, the Trust Beneficial Owner and the Trustee desire to authorize the issuance of a Trust Beneficial Interest and a series of Notes in connection with the entry into this Trust Agreement;

         WHEREAS, all things necessary to make this Trust Agreement a valid and legally binding agreement of the Trustee and the Trust Beneficial Owner, enforceable in accordance with its terms, have been done;

         WHEREAS, the parties intend to provide for, among other things, (i) the issuance and sale of the Notes (pursuant to the Indenture, the Distribution Agreement and the related Terms Agreement) and the Trust Beneficial Interest,
(ii) the use of the proceeds of the sale of the Notes and Trust Beneficial Interest to acquire the Funding Agreement, the payment obligations of which will be fully and unconditionally guaranteed by the Guarantee, and (iii) all other actions deemed necessary or desirable in connection with the transactions contemplated by this Trust Agreement; and

         WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Trust Terms, dated as of o, 2006, and attached to the Omnibus Instrument as Exhibit A (the "Standard Trust Terms") and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meanings set forth in the Standard Trust Terms (the Standard Trust Terms and this Trust Agreement, collectively, the "Trust Agreement").

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which are hereby acknowledged, each party hereby agrees as follows:

                                   ARTICLE 1

         Section 1.01 Incorporation by Reference. All terms, provisions and agreements set forth in the Standard Trust Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth in Article 2 of this Trust Agreement are inconsistent with the terms of the Standard Trust Terms, the terms set forth in Article 2 herein shall apply.

                                   ARTICLE 2

         Section 2.01 Name. The Trust created and governed by the Trust Agreement shall be the trust specified in the Omnibus Instrument. The name of the Trust shall be the name specified in the first paragraph of the Omnibus Instrument, as such name may be modified from time to time by the Trustee following written notice to the Trust Beneficial Owner.

         Section 2.02 Jurisdiction. The Trust is hereby organized in, and formed under and pursuant to, the laws of the State of New York.

         Section 2.03 Initial Capital Contribution and Ownership. The Trust Beneficial Owner has paid or has caused to be paid to, or to an account at the direction of, the Trustee, on the date hereof, the sum of $15 (or, in the case of Notes issued with original issue discount, such amount multiplied by the issue price of the Notes). The Trustee hereby acknowledges receipt in trust from the Trust Beneficial Owner, as of the date hereof, of the foregoing contribution, which shall be used along with the proceeds from the sale of the series of Notes to purchase the Funding Agreement. Upon the creation of the Trust and the registration of the Trust Beneficial Interest in the Securities Register (as defined in the Trust Agreement) by the Registrar in the name of the Trust Beneficial Owner, the Trust Beneficial Owner shall be the sole beneficial owner of the Trust.

         Section 2.04 Acknowledgment. The Trustee, on behalf of the Trust, expressly acknowledges its duties and obligations set forth in the Standard Trust Terms incorporated herein.

         Section 2.05 Additional Terms.

         None

         Section 2.06 Omnibus Instrument; Execution and Incorporation of Terms.

         The parties to the Trust Agreement will enter into the Trust Agreement by executing the Omnibus Instrument.

         By executing the Omnibus Instrument, the Trustee and the Trust Beneficial Owner hereby agree that the Trust Agreement will constitute a legal, valid and binding agreement between the Trustee and the Trust Beneficial Owner.

         All terms relating to the Trust or the series of Notes not otherwise included in the Trust Agreement will be as specified in the Omnibus Instrument, the Pricing Supplement or the Distribution Agreement as indicated herein.

         Section 2.07 Governing Law. The Trust Agreement will be governed by, and construed in accordance with, the laws of the State of New York.

         Section 2.08 Counterparts. The Trust Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                  [Remainder of Page Left Intentionally Blank.]

                                    SECTION B

                                LICENSE AGREEMENT

         This LICENSE AGREEMENT (this "License Agreement"), dated as of the date of the Pricing Supplement, is entered into by and between Principal Financial Services, Inc., an Iowa corporation with its principal place of business at 711 High Street, Des Moines, Iowa 50392 (the "Licensor"), and the Principal Life Income Fundings Trust specified in the Omnibus Instrument (the "Licensee").


                              W I T N E S S E T H:

         WHEREAS, the Licensor is the owner of certain trademarks and service marks and registrations and pending applications therefor, and may acquire additional trademarks and service marks in the future, all as described more fully below;

         WHEREAS, the Licensee desires to use certain of the Licensor's trademarks and service marks in connection with the Licensee's activities, as described more fully below;

         WHEREAS, the Licensor and the Licensee wish to formalize the agreement between them regarding the Licensee's use of the Licensor's marks; and

         WHEREAS, the parties hereto desire to incorporate by reference those certain Standard License Agreement Terms, dated March 5, 2004, and attached to the Omnibus Instrument as Exhibit B (the "Standard License Agreement Terms") and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meanings set forth in the Standard License Agreement Terms (the Standard License Agreement Terms and this License Agreement, collectively, the "License Agreement").

         NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each party hereby agrees as follows:

                                   ARTICLE 1

         Section 1.01 Incorporation by Reference. All terms, provisions and agreements set forth in the Standard License Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth in Article 2 of this License Agreement are inconsistent with the terms of the Standard License Agreement Terms, the terms set forth in
Article 2 herein shall apply.

                                   ARTICLE 2

         Section 2.01 Additional Terms.

         None

         Section 2.02 Omnibus Instrument; Execution and Incorporation of Terms.

         The parties to the License Agreement will enter into the License Agreement by executing the Omnibus Instrument.

         By executing the Omnibus Instrument, the Licensor and the Licensee hereby agree that the License Agreement will constitute a legal, valid and binding agreement between the Licensor and the Licensee.

         All terms relating to the Trust or the Notes not otherwise included in the License Agreement will be as specified in the Omnibus Instrument or Pricing Supplement, as indicated herein.

         Section 2.03 Counterparts. The License Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                  [Remainder of Page Left Intentionally Blank.]

                                    SECTION C

                                    INDENTURE

         This INDENTURE (this "Indenture") is entered into as of the Original Issue Date by and between the Principal Life Income Fundings Trust specified in the Omnibus Instrument (the "Trust") and [Citibank, N.A.][indenture trustee if Citibank, N.A. is not acting as indenture trustee], as indenture trustee (the "Indenture Trustee").

         [Citibank, N.A.][indenture trustee if Citibank, N.A. is not acting as indenture trustee], in its capacity as indenture trustee, hereby accepts its role as Registrar, Paying Agent, Transfer Agent and Calculation Agent hereunder.

         References herein to "Indenture Trustee," "Registrar," "Transfer Agent," "Paying Agent" or "Calculation Agent" shall include the permitted successors and assigns of any such entity from time to time.

                              W I T N E S S E T H:

         WHEREAS, the Trust has duly authorized the execution and delivery of this Indenture to provide for the issuance of Notes;

         WHEREAS, all things necessary to make this Indenture a valid and legally binding agreement of the Trust and the other parties to this Indenture, enforceable in accordance with its terms, have been done, and the Trust proposes to do all things necessary to make the Notes, when executed by the Trust and authenticated and delivered pursuant hereto, valid and legally binding obligations of the Trust as hereinafter provided; and

         WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Indenture Terms, dated as of o, 2006, and attached to the Omnibus Instrument as Exhibit C (the "Standard Indenture Terms") and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meanings set forth in the Standard Indenture Terms (the Standard Indenture Terms and this Indenture, collectively, the "Indenture").

         NOW, THEREFORE, for and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed by each of the parties hereto as follows:

                                   ARTICLE 1

         Section 1.01 Incorporation by Reference. All terms, provisions and agreements set forth in the Standard Indenture Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference (with the same force and effect as though fully set forth herein). To the extent that the terms set forth in Article 2 of this Indenture are inconsistent with the terms of the Standard Indenture Terms, the terms set forth in Article 2 herein shall apply.

                                   ARTICLE 2

         Section 2.01 Agreement to be Bound. Each of the Trust, the Indenture Trustee, the Registrar, the Transfer Agent, the Paying Agent and the Calculation Agent hereby agrees to be bound by all of the terms, provisions and agreements set forth in the Indenture, with respect to all matters contemplated in the Indenture, including, without limitation, those relating to the issuance of the below-referenced Notes.

         Section 2.02 Designation of the Trust, the Notes, the Funding Agreement and the Guarantee. The Trust created by the Trust Agreement and referred to in the Indenture is the Principal Life Income Fundings Trust specified in the Omnibus Instrument. The Notes issued by the Trust and governed by the Indenture shall be the Notes specified in the Pricing Supplement. The Funding Agreement designated hereby is the Funding Agreement designated in the Pricing Supplement dated as of the Original Issue Date between the Trust and Principal Life. The Guarantee designated hereby is the Guarantee dated as of the Original Issue Date of PFG.

         Section 2.03 Additional Terms.

         None

         Section 2.04 Omnibus Instrument; Execution and Incorporation of Terms.

         The parties to the Indenture will enter into the Indenture by executing the Omnibus Instrument.

         By executing the Omnibus Instrument, the Indenture Trustee, the Registrar, the Transfer Agent, the Paying Agent, the Calculation Agent and the Trust hereby agree that the Indenture will constitute a legal, valid and binding agreement between the Indenture Trustee, the Registrar, the Transfer Agent, the Paying Agent, the Calculation Agent and the Trust.

         All terms relating to the Trust or the Notes not otherwise included in the Indenture will be as specified in the Omnibus Instrument or Pricing Supplement, as indicated herein.

         Section 2.05 Counterparts. The Indenture, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

                  [Remainder of Page Left Intentionally Blank.]

                                    SECTION D

                                 TERMS AGREEMENT

         This TERMS AGREEMENT (this "Terms Agreement") is entered into as of the Original Issue Date by and among Principal Life Insurance Company ("Principal Life"), Principal Financial Group, Inc. ("PFG"), the Principal Life Income Fundings Trust specified in the Omnibus Instrument (the "Trust") and the Purchasing Agent specified in the Pricing Supplement (the "Purchasing Agent").

                              W I T N E S S E T H:

         WHEREAS, Principal Life, PFG and the agents named therein, including the Purchasing Agent have entered into that certain Distribution Agreement dated o, 2006 (the "Distribution Agreement").

         NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each of the parties hereby agrees as follows:

                                   ARTICLE 1

         Section 1.01 Incorporation by Reference. The provisions of the Distribution Agreement and the related definitions (unless otherwise specified herein) are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

                                   ARTICLE 2

         Section 2.01 Addition of Trust as Party to Distribution Agreement.

         Pursuant to Section 1 of the Distribution Agreement, each of the undersigned parties hereby acknowledges and agrees that the Trust, upon execution hereof by the Trust and the other parties to the Distribution Agreement (other than any other trusts organized in connection with the Registration Statement that are party thereto as of the date hereof), shall become a Trust for purposes of the Distribution Agreement in accordance with the terms thereof, in respect of the Notes, with all the authority, rights, powers, duties and obligations of a Trust under the Distribution Agreement. The Trust confirms that any agreement, covenant, acknowledgment, representation or warranty under the Distribution Agreement applicable to the Trust is made by the Trust at the date hereof, unless another time or times are specified in the Distribution Agreement, in which case such agreement, covenant, acknowledgment, representation or warranty shall be deemed to be confirmed by the Trust at such specified time or times.

         Section 2.02 Purchase of Notes as Principal.

         (a) Subject in all respects to the terms and conditions of the Distribution Agreement, the Trust hereby agrees to sell to the Purchasing Agent and the Purchasing Agent hereby agrees to purchase the Notes having the terms specified in the Pricing Supplement relating to such Notes.

         (b) In connection with any purchase of Notes from the Trust by the Purchasing Agent as principal, the parties agrees that the items specified on
Schedule I of the Omnibus Instrument will be delivered as of the Settlement
Date.

         Section 2.03 Termination. Upon the termination of this Terms Agreement pursuant to Section 13(b) of the Distribution Agreement the undersigned parties hereby agree to that the expenses reasonably incurred prior to or in connection with such termination will be borne by Principal Life and PFG.

         Section 2.04 Applicable Time. For purposes of the Distribution Agreement, the Applicable Time shall be o.

         Section 2.05 Free Writing Prospectus. For purposes of the Distribution Agreement, each free writing prospectus (attached to this Omnibus Instrument as Exhibit G) constitutes a part of the Time of Sale Prospectus.

         Section 2.06 Governing Law. This Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

         Section 2.07 Notices. For purposes of Section 14 of the Distribution Agreement, the Trust's communications details are as set forth in Section E of the Omnibus Instrument.

         Section 2.08 Omnibus Instrument; Execution and Incorporation of Terms.

         The parties to this Terms Agreement will enter into this Terms Agreement by executing the Omnibus Instrument.

         By executing the Omnibus Instrument, each party hereto agrees that this Terms Agreement will constitute a legal, valid and binding agreement by and among such parties.

         All terms relating to the Trust or the Notes not otherwise included in this Terms Agreement will be as specified in the Omnibus Instrument, the Pricing Supplement or the Distribution Agreement as indicated herein.

         Section 2.09 Counterparts. This Terms Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                  [Remainder of Page Left Intentionally Blank.]

                                    SECTION E

                             COORDINATION AGREEMENT

         This COORDINATION AGREEMENT (this "Coordination Agreement"), dated as of the date of the Pricing Supplement, is entered into by and among Principal Life Insurance Company ("Principal Life"), Principal Financial Group, Inc. ("PFG"), the Principal Life Income Fundings Trust specified in the Omnibus Instrument (the "Trust"), Principal Financial Services, Inc. ("PFSI"), Bankers Trust Company, N.A. and [Citibank, N.A.,][indenture trustee if Citibank, N.A. is not acting as indenture trustee], as indenture trustee (the "Indenture Trustee").

                               W I T N E S S E T H

         WHEREAS, the Trust will enter into the Funding Agreement with Principal Life dated as of the Original Issue Date specified in the Pricing Supplement;

         WHEREAS, PFG will issue a Guarantee to the Trust as of the Original Issue Date specified in the Pricing Supplement, which will fully and unconditionally guarantee the payment obligations of Principal Life under the Funding Agreement;

         WHEREAS, the Purchasing Agent (as defined in the Distribution Agreement) have agreed to sell the Notes in accordance with the Registration Statement;

         WHEREAS, the Trust intends to issue the Notes in accordance with the Indenture, to collaterally assign to, and grant a security interest in, the Funding Agreement and the Guarantee to and in favor of the Indenture Trustee in accordance with the Indenture to secure payment of the Notes;

         WHEREAS, the Custodian will hold the Funding Agreement and the Guarantee on behalf of the Indenture Trustee pursuant to the terms of the Custodial Agreement; and

         WHEREAS, certain licensing arrangements between the Trust and PFSI will be governed pursuant to the provisions of the License Agreement.

         NOW, THEREFORE, to give effect to the agreements and arrangements established under the Terms Agreement included in the Omnibus Instrument, as applicable, the Trust Agreement, the Indenture and the Notes, and in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which are hereby acknowledged, each party hereby agrees as follows:

                                   ARTICLE 1

         Section 1.01 Delivery of the Funding Agreement and the Guarantee. The Trust hereby authorizes the Custodian, on behalf of the Indenture Trustee, to receive the Funding Agreement from Principal Life and the Guarantee from PFG pursuant to the assignment of the Funding Agreement and Guarantee (the "Assignment"), to be entered into on the Original Issue Date, included in the closing instrument dated as of the Original Issue Date (the "Closing Instrument").

         Section 1.02 Issuance and Purchase of the Notes.


         (a) Delivery of the Funding Agreement and the Guarantee to the Custodian, on behalf of the Indenture Trustee, pursuant to the Assignment or execution of the cross receipt contained in the Closing Instrument shall be confirmation of payment by the Trust for the Funding Agreement.

         (b) The Trust hereby directs the Indenture Trustee, upon receipt by the Custodian, on behalf of the Indenture Trustee, of the Funding Agreement pursuant to the Assignment and upon receipt by the Custodian, on behalf of the Indenture Trustee, of the Guarantee, (i) to authenticate the certificates representing the Notes (the "Notes Certificates") in accordance with the Indenture and (ii) to
(A) deliver each relevant Notes Certificate to the clearing system or systems identified in each such Notes Certificate, or to the nominee of such clearing system, or the custodian thereof, for credit to such accounts as the Purchasing Agent may direct, or (B) deliver each relevant Notes Certificate to the purchasers thereof as identified by the Purchasing Agent.

                                   ARTICLE 2

         Section 2.01 Directions Regarding Periodic Payments. As registered owner of the Funding Agreement and the Guarantee as collateral securing payments on the Notes, the Indenture Trustee will receive payments on the Funding Agreement and the Guarantee on behalf of the Trust. The Trust hereby directs the Indenture Trustee to use such funds to make payments on behalf of the Trust pursuant to the Trust Agreement and the Indenture.

         Section 2.02 Maturity of the Funding Agreement. Upon the maturity of the Funding Agreement and the return of funds thereunder, the Trust hereby directs the Indenture Trustee to set aside from such funds an amount sufficient for the repayment of the outstanding principal on the Notes and Trust Beneficial Interest when due.

                                   ARTICLE 3

         Section 3.01 Certificates. Principal Life hereby agrees to deliver an Officer's Certificate, a copy of which is attached hereto as Exhibit E, on a quarterly basis to any rating agency currently rating the Program. The Trust hereby agrees to deliver an Officer's Certificate, a copy of which is attached hereto as Exhibit F, on a quarterly basis to any rating agency currently rating the Program.

         Section 3.02 Filings. Principal Life hereby covenants, as sponsor and depositor, to file, or cause to be filed, in a timely manner on behalf of the Trust all reports, certifications or similar filings required under the Securities Exchange Act of 1934, as amended.

                                   ARTICLE 4

         Section 4.01 No Additional Liability. Nothing in this Coordination Agreement shall impose any liability or obligation on the part of any party to this Coordination Agreement to make any payment or disbursement in addition to any liability or obligation such party has under the Program Documents, except to the extent that a party has actually received funds which it is obligated to disburse pursuant to this Coordination Agreement.

         Section 4.02 No Conflict. This Coordination Agreement is intended to be in furtherance of the agreements reflected in the documents related to the Program Documents, and not in conflict. To the extent that a provision of this Coordination Agreement conflicts with the provisions of one or more Program Documents, the provisions of such Program Documents shall govern.

         Section 4.03 Governing Law. This Coordination Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

         Section 4.04 Severability. If any provision in this Coordination Agreement shall be invalid, illegal or unenforceable, such provision shall be deemed severable from the remaining provisions of this Coordination Agreement and shall in no way affect the validity or enforceability of such other provisions of this Coordination Agreement.

         Section 4.05 Severability. If any provision in this Coordination Agreement shall be invalid, illegal or unenforceable, such provision shall be deemed severable from the remaining provisions of this Coordination Agreement and shall in no way affect the validity or enforceability of such other provisions of this Coordination Agreement.

         Section 4.06 Notices. All demands, notices and communications under this Coordination Agreement shall be in writing and shall be deemed to have been duly given upon receipt at the addresses set forth below:

         To the Trust:

                  Principal Life Income Fundings Trust (followed by the number set forth in the Omnibus Instrument)
                  c/o U.S. Bank Trust National Association
                  100 Wall Street, 16th Floor
                  New York, New York 10005
                  Attention: Corporate Trust Administration
                  Telephone:  (212) 361-2184
                  Facsimile:  (212) 509-3384

         To the Indenture Trustee:

                  [Citibank, N.A.
                  Citibank Agency & Trust
                  388 Greenwhich Street, 14th Floor
                  New York, New York 10013
                  Attention: Nancy Forte
                  Telephone: (212) 816-5685
                  Facsimile:  (212) 657-3862]

                  [or if Citibank, N.A. is not acting as Indenture Trustee,
                    then to:

                  [          ]]

         To Principal Life:

                  Principal Life Insurance Company
                  711 High Street
                  Des Moines, Iowa 50392
                  Attention:  General Counsel
                  Telephone:  (515) 247-5111
                  Facsimile:  (515) 248-3011

                  With a copy to:

                  Principal Life Insurance Company
                  711 High Street
                  Des Moines, Iowa  50392
                  Attention:  Jim Fifield
                  Telephone:  (515) 248-9196
                  Facsimile:  (866) 496-6527

         To PFG:

                  Principal Financial Group, Inc.
                  711 High Street
                  Des Moines, Iowa 50392
                  Attention:  General Counsel
                  Telephone:  (515) 247-5111
                  Facsimile:  (515) 248-3011

                  With a copy to:

                  Principal Life Insurance Company
                  711 High Street
                  Des Moines, Iowa  50392
                  Attention:  Jim Fifield
                  Telephone:  (515) 248-9196
                  Facsimile:  (866) 496-6527

         To Principal Financial Services, Inc.:

                  Principal Financial Services, Inc.
                  711 High Street
                  Des Moines, Iowa 50392
                  Attention:  General Counsel
                  Telephone:  (515) 247-5111
                  Facsimile:  (515) 248-3011

                  With a copy to:

                  Principal Life Insurance Company
                  711 High Street
                  Des Moines, Iowa  50392
                  Attention:  Jim Fifield
                  Telephone:  (515) 248-9196
                  Facsimile:  (866) 496-6527

         To Bankers Trust Company, N.A:

                  Bankers Trust Company, N.A.
                  453 7th Street
                  Des Moines, Iowa  50309-2728
                  Attention: Angela C. Brick
                  Telephone:  (515) 245-2820
                  Facsimile:  (515) 247-2101

or at such other address as shall be designated by any such party in a written notice to the other parties.

                                   ARTICLE 5

         Section 5.01 Omnibus Instrument; Execution and Incorporation of Terms.

         The parties to this Coordination Agreement will enter into this Coordination Agreement by executing the Omnibus Instrument.

         By executing the Omnibus Instrument, each party hereto agrees that this Coordination Agreement will constitute a legal, valid and binding agreement by and among the Trust, Principal Life, PFG, PFSI, the Custodian and the Indenture Trustee.

         All terms relating to the Trust or the Notes not otherwise included in this Coordination Agreement will be as specified in the Omnibus Instrument or Pricing Supplement, as indicated herein.

         Section 5.02 Acknowledgment. Principal Life hereby acknowledges Section
2.10 of the Indenture and Section 6.1 of the Custodial Agreement. The Trust hereby acknowledges and agrees to the terms of the Custodial Agreement.

         Section 5.03 Counterparts. This Coordination Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

         Section 5.04 Capitalized Terms. All capitalized terms used herein and not otherwise defined in this Coordination Agreement will have the meanings set forth in the Indenture.

                  [Remainder of Page Left Intentionally Blank.]

                                    SECTION F

                        MISCELLANEOUS AND EXECUTION PAGES

         This Omnibus Instrument may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Each signatory, by its execution hereof, does hereby become a party to each of the agreements or indenture identified for such party as of the date specified in such agreements or indenture.

         IN WITNESS WHEREOF, the undersigned have executed this Omnibus Instrument with respect to the Notes as of the date first written above.

                                    PRINCIPAL LIFE INSURANCE COMPANY (in
                                    executing below agrees and becomes a party to (i) the Terms Agreement set forth in Section D herein and (ii) the Coordination Agreement set forth in Section E herein)

                                    By:_________________________________
                                       Name:
                                       Title:

                                    PRINCIPAL FINANCIAL GROUP, INC. (in
                                    executing below agrees and becomes a party to (i) the Terms Agreement set forth in Section D herein and (ii) the Coordination Agreement set forth in Section E herein)

                                    By:_________________________________
                                       Name:
                                       Title:

                                    PRINCIPAL FINANCIAL SERVICES, INC. (in
                                    executing below agrees and becomes a party to (i) the License Agreement set forth in Section B herein and (ii) the Coordination Agreement set forth in Section E herein)

                                    By:_________________________________
                                       Name:
                                       Title:

                             [Execution Page 1 of 3]

                                    THE PRINCIPAL LIFE INCOME FUNDINGS TRUST
                                    DESIGNATED IN THIS OMNIBUS INSTRUMENT (in executing below agrees and becomes a party to (i) the License Agreement set forth in Section B herein, (ii) the Indenture set forth in Section C herein, (iii) the Terms Agreement set forth in Section D herein and
                                    (iv) the Coordination Agreement set forth in Section E herein)

                                    By: U.S. Bank Trust National Association,
                                    not in its individual capacity but solely in
                                    its capacity as trustee of the Trust

                                    By:__________________________________
                                       Name:
                                       Title:

                                    U.S. BANK TRUST NATIONAL ASSOCIATION (in executing below agrees and becomes a party to the Trust Agreement set forth in Section A herein), as Trustee

                                    By:__________________________________
                                       Name:
                                       Title:

                                    GSS HOLDINGS II, INC. (in executing below agrees and becomes a party to the Trust Agreement set forth in Section A herein), as Trust Beneficial Owner

                                    By:__________________________________
                                       Name:
                                       Title:

                                    [CITIBANK, N.A.][indenture trustee if
                                    Citibank, N.A. is not acting as indenture trustee] (in executing below agrees and becomes a party to (i) the Indenture set forth in Section C herein, as Indenture Trustee, Registrar, Transfer Agent, Paying Agent and Calculation Agent and (ii) the Coordination Agreement set forth in Section E herein), as Indenture Trustee, Registrar, Transfer Agent, Paying Agent and Calculation Agent

                                    By:__________________________________
                                       Name:
                                       Title:

                             [Execution Page 2 of 3]

                                    BANKERS TRUST COMPANY, N.A. (in executing below agrees and becomes a party to the Coordination Agreement set forth in Section E herein)

                                    By:__________________________________
                                       Name:
                                       Title:

                                    [Purchasing Agent] (in executing below
                                    agrees and becomes a party to the Terms
                                    Agreement set forth in Section D herein)

                                    By:__________________________________
                                       Name:
                                       Title:

                             [Execution Page 3 of 3]

            INDEX OF EXHIBITS AND SCHEDULES TO THE OMNIBUS INSTRUMENT

Exhibit A      Standard Trust Terms -- Incorporated herein by reference to
               Exhibit 4.6 to Principal Life Insurance Company's and Principal
               Financial Group, Inc.'s Registration Statement on Form S-3
               (Registration Nos. 333-129763 and 333-129763-01.

Exhibit B      Standard License Agreement Terms -- Incorporated herein by reference to Exhibit 99.1 to Principal Life Insurance Company's
               Current Report on Form 8-K, filed on March 29, 2004.

Exhibit C      Standard Indenture Terms -- Incorporated herein by reference to
               Exhibit 4.1 to Principal Life Insurance Company's and Principal
               Financial Group, Inc.'s Registration Statement on Form S-3
               (Registration Nos. 333-129763 and 333-129763-01.

Exhibit D      Pricing Supplement -- Incorporated herein by reference to the
               Pricing Supplement with respect to Principal Life Income Fundings
               Trust o, filed on o, with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended.

Exhibit E      Principal Life Insurance Company Officer's Certificate

Exhibit F      Principal Life Income Fundings Trusts Trustee Officer's
               Certificate

Exhibit G      Free Writing Prospectus(es)

Schedule I     Terms Agreement Specifications

                                    EXHIBIT E
                        Principal Life Insurance Company

                              Officer's Certificate

         The undersigned, an officer of Principal Life Insurance Company, an Iowa stock life insurance company ("Principal Life"), does hereby certify to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., in such capacity and on behalf of Principal Life, to the knowledge of the undersigned and after reasonable inquiry, that:

         1. each of the representations and warranties of Principal Life contained in each Expense and Indemnity Agreement entered into in connection with the Registration Statement (defined below), and each Funding Agreement issued in connection with the Program (the "Specified Agreements") (other than any representation or warranty expressly made as of a date prior to the date hereof) are true and correct on and as of the date hereof, with the same effect as though such representation or warranty had been made on and as of the date hereof;

         2. no default under any of the Specified Agreements and no event or any condition which, with notice or lapse of time or both, would become a default, has occurred and is continuing as of the date hereof;

         3. Principal Life has performed and complied with, respectively, in all material respects, all of the agreements, covenants, obligations and conditions applicable to Principal Life required by the Specified Agreements to be performed or complied with by Principal Life on or before the date hereof;

         4. the Registration Statement filed on Form S-3 (File Nos. 333-129763 and 333-129763-01) (the "Registration Statement")
                  by Principal Life and Principal Financial Group, Inc. has been declared effective by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been commenced by or are pending before or contemplated by the Commission;

         5. all filings, if any, required by Rule 424 and Rule 430A under the Act have been made in a timely manner;

         6. since ______, the Trusts organized in connection with the program contemplated by the Registration Statement have issued the following series of Notes:

                           [List each series of Notes.] [(collectively, the
                            "Designated Notes")]; and

         7. the Funding Agreements issued in connection with the Designated Notes have been executed and delivered by Principal Life in accordance with the terms and conditions of the Program Documents.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Standard Indenture Terms attached as Exhibit
4.1 to the Registration Statement.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the o day of o, 200o.

                                    [NAME], [in his/her] capacity as an
                                    authorized officer of Principal Life


                                    By:__________________________________
                                       Name:
                                       Title:

                                    EXHIBIT F
                      Principal Life Income Fundings Trusts

                          Trustee Officer's Certificate

         U.S. Bank Trust National Association, not in its individual capacity but solely in its capacity as trustee acting on behalf of each common law trust organized under the laws of the State of New York (in such capacity, the "Trustee," and each such common law trust being referred to herein as, a "Trust") in connection with the program contemplated by Registration Statement Nos. 333-129763 and 333-129763-01 filed on Form S-3 (the "Registration Statement") by Principal Life Insurance Company and Principal Financial Group, Inc. with the Securities and Exchange Commission, does hereby certify to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., in such capacity and on behalf of each Trust, to the knowledge of the Trustee, that:

         1. each of the representations and warranties of each Trust contained in the Notes issued in connection with the Program, each Indenture entered into in connection with the Registration Statement and the Expense and Indemnity Agreement concerning the Trusts (the "Specified Agreements") (other than any representation or warranty expressly made as of a date prior to the date hereof) are true and correct on and as of the date hereof, with the same effect as though such representation or warranty had been made on and as of the date hereof;

         2. no default under any of the Specified Agreements and no event or any condition which, with notice or lapse of time or both, would become a default, has occurred and is continuing as of the date hereof;

         3. each Trust has performed and complied with, respectively, in all material respects, all of the agreements, covenants, obligations and conditions applicable to such Trust required by the Specified Agreements to be performed or complied with by such Trust on or before the date hereof;

         4. the Notes issued in connection with the Program, have been issued, in all material respects, in accordance with the terms and conditions of the Program Documents; and

         5. each Funding Agreement has been executed and delivered by the related Trust in accordance with the terms and conditions of the Program Documents.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Standard Indenture Terms attached as Exhibit
4.1 to the Registration Statement. In no event shall U.S. Bank Trust National Association in its personal corporate capacity have any liability for any of the certifications or statements contained in this Trustee Officer's Certificate, such liability being solely that of each Trust.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the o day of o, 200o.

                                    U.S. Bank Trust National Association, not in its capacity but solely in its capacity as Trustee acting on behalf of each Trust

                                    By: __________________________________
                                        Name:
                                        Title:

                                    EXHIBIT G
                           Free Writing Prospectus(es)

                                     [None.]

                                   SCHEDULE I
                         Terms Agreement Specifications

         In connection with Section 3(a)(iv) of the Distribution Agreement, the Program under which the Notes are issued is rated Aa2 by Moody's Investors Service, Inc. ("Moody's") and AA by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"). Principal Life and PFG expect that the Notes will be rated Aa2 by Moody's. The Company's financial strength rating is Aa2 by Moody's and AA by S&P.

         In accordance with Section 2.02(b) of the Terms Agreement and in connection with the purchase of Notes from the Trust by the Purchasing Agent as principal, the following items will be delivered on the Settlement Date:

         o Opinion of Sidley Austin LLP regarding the enforceability of the Guarantee and the Notes.

         All capitalized terms used herein and not otherwise defined herein will have the meanings set forth in the Distribution Agreement.


                                      I-1